Exhibit 99.1

News Release

Contacts:

Integra LifeSciences Holdings Corporation
John B. Henneman, III	Investor Relations:
Executive Vice President, Chief Financial Officer	Angela Steinway
(609) 275-0500	(609) 936-2268
jack.henneman@integralife.com	angela.steinway@integralife.com

Integra LifeSciences Reports Fourth Quarter and Full-Year 2011 Financial Results

Results In Line with Preliminary Announcement

Provides 2012 Guidance

Plainsboro, New Jersey, February 23, 2012 – Integra LifeSciences Holdings Corporation (NASDAQ: IART) today reported its financial results for the fourth quarter and full year ending December 31, 2011. Total revenues for the fourth quarter were $203.5 million, reflecting an increase of $9.4 million, or 5%, over the fourth quarter of 2010. Total revenues in the full year of 2011 were $780.1 million, reflecting an increase of $48 million, or 7%, over the full year of 2010. Excluding the impact of currency exchange rates, revenues increased 5% over the fourth quarter of 2010 and 5% over the full year 2010. We present revenues by product category in a table at the end of this press release.

The Company reported GAAP net income of $4.6 million, or $0.16 per diluted share, for the fourth quarter of 2011, compared to GAAP net income of $18.8 million, or $0.63 per diluted share, for the fourth quarter of 2010. The Company reported GAAP net income of $28.0 million, or $0.95 per diluted share, for the full year 2011, compared to GAAP net income of $65.7 million, or $2.17 per diluted share in 2010.

Adjusted net income for the fourth quarter of 2011, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $20.6 million, or $0.72 per diluted share, compared to $24.0 million, or $0.80 per diluted share, in the fourth quarter of 2010. Adjusted net income for the full year 2011, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $82.2 million, or $2.79 per diluted share, compared to $89.9 million, or $2.97 per diluted share in 2010.

Integra generated $34.7 million in cash flows from operations and used $13 million of cash on capital expenditures in the fourth quarter of 2011. For the full year ended December 31, 2011, Integra’s cash flows from operations totaled $104.3 million. The Company used $38.4 million of cash on capital expenditures during the year.

Adjusted EBITDA for the fourth quarter of 2011, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $38.8 million, a decrease of 7% compared to the same period last year. Adjusted EBITDA for the full year 2011, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $154.7 million, an increase of 2% compared to the full year 2010.

Adjusted EBITDA excluding stock-based compensation for the fourth quarter of 2011, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $41.8 million, a decrease of 9% compared to the same period last year. Adjusted EBITDA excluding stock-based compensation for the full year 2011, computed with the adjustments to GAAP reporting set forth in the attached reconciliation, was $168.2 million, an increase of 1% compared to the same period last year.

Outlook for 2012

The Company anticipates revenues for the full year 2012 between $820 million and $835 million, at current exchange rates. This represents an increase of 5% to 7% over 2011 revenue, or an increase of 6% to 8% excluding the effect of foreign exchange rates. The Company expects revenues in the first quarter of 2012 to be between $190 million and $196 million.

The Company is guiding to GAAP earnings per diluted share for the full year of 2012 between $1.58 and $1.71 and to adjusted earnings per diluted share of between $2.93 and $3.06. This represents an increase of 5% to 10% over 2011 adjusted earnings per diluted share. The Company expects adjusted earnings per diluted share during the first quarter of 2012 to decrease roughly 10 percent, and GAAP earnings per diluted share to decrease more.

In accordance with our usual practice, expectations for financial performance do not include the impact of acquisitions or other strategic corporate transactions that have not yet closed.

“Our 2012 guidance is in the range of our preliminary expectations we set forth in early January,” said Peter Arduini, Integra’s President and Chief Executive Officer. “Despite the challenges we are facing, we have a good plan and are confident that we can execute on it in 2012.”

In the future, the Company may record, or expects to record, certain additional revenues, gains, expenses or charges as described in the Discussion of Adjusted Financial measures below that it will exclude in the calculation of adjusted EBITDA and adjusted earnings per share for historical periods and in providing adjusted earnings per share guidance.

Conference Call

Integra has scheduled a conference call for 8:30 AM ET today to discuss financial results for the fourth quarter and full year 2011 and forward-looking financial guidance. The conference call will be hosted by Integra’s senior management team and will be open to all listeners. Additional forward-looking information may be discussed in a question and answer session following the call.

Access to the live call is available by dialing 719-457-2600 and using the passcode 5464058. The call can also be accessed through a webcast via a link provided on the Investor Relations homepage of Integra’s website at www.integralife.com. Access to the replay is available through March 8, 2012 by dialing 719-457-0820 and using the passcode 5464058. The webcast will also be archived on the website.

***

Integra LifeSciences, a world leader in medical devices, is dedicated to limiting uncertainty for surgeons, so they can concentrate on providing the best patient care. Integra offers innovative solutions in orthopedics, neurosurgery, spine, reconstructive and general surgery. For more information, please visit www.integralife.com.

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks, uncertainties and reflect the Company’s judgment as of the date of this release. Forward-looking statements include, but are not limited to, statements concerning future financial performance, including projections for revenues, GAAP and adjusted net income, GAAP and adjusted earnings per diluted share, non-GAAP adjustments such as system implementations charges, acquisition-related charges, non-cash amortization of imputed interest for convertible debt, intangible asset amortization, and income tax expense (benefit) related to non-GAAP adjustments. Such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from predicted or expected results. Such risks and uncertainties include, but are not limited to: the Company’s ability to execute its operating plan effectively; global macroeconomic conditions; the effects of inventory reduction initiatives by the Company’s instruments distributors; continued weakness in sales outside of the U.S. and in domestic Extremity Reconstruction product lines; ongoing integration efforts relating to recently acquired Ascension Orthopedics product lines; the Company’s ability to manage its direct sales channels effectively; the Company’s ability to maintain relationships with customers of acquired entities; physicians’ willingness to adopt and third-party payors’ willingness to provide reimbursement for the Company’s recently launched and planned products; the Company’s ability to manufacture sufficient quantities of its products to meet its customers’ demand; initiatives launched by the Company’s competitors; the Company’s ability to secure regulatory approval for products in development; the Company’s ability to remediate quality systems violations; fluctuations in hospital spending for capital equipment; the Company’s ability to comply with and obtain approvals for products of human origin and comply with recently enacted regulations regarding products containing materials derived from animal sources; difficulties in controlling expenses, including costs to procure and manufacture our products; the impact of changes in management or staff levels; the Company’s ability to integrate acquired businesses; the Company’s ability to leverage its existing selling organizations and administrative infrastructure; the Company’s ability to increase product sales and gross margins, and control non-product costs; the amount and timing of acquisition and integration related costs; the geographic distribution of where the Company generates its taxable income; the effect of legislation effecting healthcare reform in the United States; fluctuations in foreign currency exchange rates; the amount of our convertible notes and bank borrowings outstanding, and the economic, competitive, governmental, technological and other risk factors and uncertainties identified under the heading “Risk Factors” included in Item 1A of Integra’s Annual Report on Form 10-K for the year ended December 31, 2010 and information contained in subsequent filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Discussion of Adjusted Financial Measures

In addition to our GAAP results, we provide adjusted revenues, adjusted earnings before interest, taxes, depreciation and amortization (EBITDA), adjusted EBITDA excluding stock-based compensation, adjusted net income and adjusted earnings per diluted share. Adjusted revenues consist of growth in total revenues excluding the effects of currency exchange rates on the current period’s revenues. The various measures of adjusted EBITDA consist of GAAP net income, excluding: (i) depreciation and amortization, (ii) other income (expense), net, (iii) interest income and expense, (iv) income taxes, (v) those operating expenses also excluded from adjusted net income and, as appropriate (vi) stock-based compensation expense. The measure of adjusted net income consists of GAAP net income, excluding: (i) acquisition-related charges; (ii) certain employee termination and related charges; (iii) intangible asset impairment charges; (iv) charges associated with discontinued product lines; (v) systems implementation charges; (vi) facility consolidation, acquisition integration, manufacturing and distribution transfer charges; (vii) charges related to restructuring our European entities; (viii) charges related to the accelerated vesting of stock-based compensation and the minimum annual stock-based compensation award for our former Chief Executive Officer; (ix) charges related to extending our former Chief Executive Officer’s employment contract; (x) expenses related to the refinancing of our senior credit facility; (xi) expenses related to our Chief Executive Officer joining the Company; (xii) expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility; (xiii) non-cash amortization of imputed interest for convertible debt; (xiv) intangible asset amortization expense; and (xv) estimated impact to income taxes related to above adjustments and certain infrequently occurring items. The adjusted earnings per diluted share measure is calculated by dividing adjusted net income attributable to diluted shares by diluted weighted average shares outstanding. Reconciliations of GAAP revenues to adjusted revenues for the quarter and year ended December 31, 2011 and GAAP net income to adjusted EBITDA, adjusted EBITDA excluding stock-based compensation and adjusted net income, and GAAP earnings per diluted share to adjusted earnings per diluted share for the quarters and years ended December 31, 2011 and 2010 appear in the financial tables in this release.

Integra believes that the presentation of adjusted revenues and the various adjusted EBITDA, adjusted net income, and adjusted earnings per diluted share measures provides important supplemental information to management and investors regarding financial and business trends relating to the Company’s financial condition and results of operations. For further information regarding why Integra believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s Current Report on Form 8-K regarding this earnings press release filed today with the Securities and Exchange Commission. This Current Report on Form 8-K is available on the SEC’s website at www.sec.gov or on our website at www.integralife.com.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

(In thousands, except per share amounts)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010

Total revenues	$203,523	$194,134	$780,078	$732,068

Costs and expenses:
Cost of product revenues	82,740	71,306	299,150	268,188
Research and development	13,402	13,331	51,451	48,114
Selling, general and administrative	94,808	82,590	358,132	305,055
Intangible asset amortization	4,824	2,744	16,433	12,017

Total costs and expenses	195,774	169,971	725,166	633,374

Operating income	7,749	24,163	54,912	98,694
Interest income	111	53	465	225
Interest expense	(7,862)	(5,125)	(27,640)	(18,356)
Other income (expense), net	378	349	757	1,551

Income before income taxes	376	19,440	28,494	82,114

Income tax expense (benefit)	(4,184)	633	505	16,445

Net income	$4,560	$18,807	$27,989	$65,669

Diluted net income per share	$0.16	$0.63	$0.95	$2.17

Weighted average common shares outstanding for diluted net income per share	28,434	29,935	29,495	30,149

Listed below are the items included in GAAP revenues and GAAP net income that management excludes in computing the adjusted financial measures referred to in the text of this press release and further described under Discussion of Adjusted Financial Measures.

Growth in total revenues excluding the effects of currency exchange rates

(In thousands)

	September 30,	September 30,	September 30,	September 30,	September 30,	September 30,
	Three Months Ended			Twelve Months Ended
	December 31,			December 31,
	2011	2010	Change	2011	2010	Change
Orthopedics	$89,534	$74,074	21%	$328,782	$290,050	13%
Neurosurgery	$72,455	$74,150	-2%	$285,341	$275,046	4%
Instruments	$41,534	$45,910	-10%	$165,955	$166,972	-1%

Total revenues	$203,523	$194,134	5%	$780,078	$732,068	7%

Impact of changes in currency exchange rates	$11	—		$(7,857)	—

Growth in total revenues excluding the effects of currency exchange rates	$203,534	$194,134	5%	$772,221	$732,068	5%

Items included in GAAP net income and location where each item is recorded

(In thousands)

Three Months Ended December 31, 2011
Item	Total Amount	COPR(a)	R&D(b)	SG&A(c)	Amort.(d)	Interest Exp(Inc)(e)	Tax(f)
Acquisition-related charges	$1,026	$1,373	$—	$(347)	$—	$—	$—

Charges associated with discontinued product lines	262	262	—	—	—	—

Certain employee termination and related charges	1,859	—	369	1,490	—	—	—

Systems implementation charges	5,236	—	—	5,236	—	—	—

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	829	829	—	—	—	—	—

Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility	4,082	4,082	—	—	—	—	—

Charges related to the accelerated vesting of stock-based compensation and the minimum annual stock-based compensation award for our former Chief Executive Officer	4,912	—	—	4,912	—	—	—

Non-cash amortization of imputed interest for convertible debt	3,472	—	—	—	—	3,472	—

Intangible asset amortization expense	7,003	2,179	—	—	4,824	—	—

Estimated impact to income taxes related to above adjustments and certain infrequently occurring items	(12,642)	—	—	—	—	—	(12,642)

Depreciation expense	5,866

Stock-based compensation expense	2,996

a)	COPR – Cost of product revenues

b)	R&D – Research and development

c)	SG&A – Selling, general and administrative

d)	Amort. – Intangible asset amortization

e)	Interest Exp(Inc) – Interest income (expense), net

f)	Tax – Income tax expense

Three Months Ended December 31, 2010
Item	Total Amount	COPR	R&D	SG&A	Amort.	Interest Exp(Inc)	Tax
Acquisition-related charges	$425	$364	$—	$61	$—	$—	$—

Certain employee termination and related charges	339	205	—	134	—	—	—

Charges associated with discontinued product lines	432	317	—	115	—	—	—

Systems implementation charges	1,673	—	—	1,673	—	—	—

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	872	202	—	670	—	—	—

Charges related to restructuring European entities	934	—	—	934	—	—	—

Expenses related to our Chief Executive Officer joining the Company	2,188	—	—	2,188	—	—	—

Non-cash amortization of imputed interest for convertible debt	1,606	—	—	—	—	1,606	—

Intangible asset amortization expense	4,200	1,456	—	—	2,744	—	—

Estimated impact on income taxes related to above adjustments and certain infrequently occurring items	(7,483)	—	—	—	—	—	(7,483)

Depreciation expense	6,304

Stock-based compensation	4,256

Twelve Months Ended December 31, 2011
Item	Total Amount	COPR	R&D	SG&A	Amort.	Interest Exp(Inc)	Tax
Acquisition-related charges	$5,253	$3,254	$300	$1,699	$—	$—	$—

Certain employee termination and related charges	2,705	34	369	2,302	—	—	—

Intangible asset impairment charges	2,648	1,597	—	—	1,051	—	—

Charges associated with discontinued product lines	3,926	2,038	—	1,888	—	—	—

Systems implementation charges	17,068	—	—	17,068	—	—	—

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	2,956	2,262	—	694	—	—	—

Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility	5,830	5,830	—	—	—	—	—

Charges related to restructuring European entities	378	—	—	378	—	—	—

Charges related to extending our former Chief Executive Officer’s employment contract	8,379	—	—	8,379	—	—	—

Expenses related to our Chief Executive Officer joining the Company	100	—	—	100	—	—	—

Charges related to the accelerated vesting of stock-based compensation and the minimum annual stock-based compensation award for our former Chief Executive Officer	4,912	—	—	4,912	—	—	—

Expenses related to the refinancing of our senior credit facility	790	—	—	—	—	790	—

Non-cash amortization of imputed interest for convertible debt	10,521	—	—	—	—	10,521	—

Intangible asset amortization expense	21,979	6,597	—	—	15,382	—	—

Estimated impact to income taxes related to above adjustments and certain infrequently occurring items	(33,243)	—	—	—	—	—	(33,243)

Depreciation expense	23,657

Stock-based compensation expense	13,514

*	This amount excludes $2,648 of intangible asset amortization expense included in “Intangible asset amortization charges” above.

Twelve Months Ended December 31, 2010
Item	Total Amount	COPR	R&D	SG&A	Amort.	Interest Exp(Inc)	Tax
Acquisition-related charges	$2,509	$1,760	$76	$673	$—	$—	$—

Certain employee termination and related charges	1,498	555	—	943	—	—	—

Charges associated with discontinued product lines	506	391	—	115	—	—	—

Intangible asset impairment charges	856	—	—	—	856	—	—

Systems implementation charges	3,462	—	—	3,462	—	—	—

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	1,676	936	26	714	—	—	—

Charges related to restructuring European entities	1,329	—	—	1,329	—	—	—

Expenses related to our Chief Executive Officer joining the Company	2,188	—	—	2,188	—	—	—

Non-cash amortization of imputed interest for convertible debt	7,125	—	—	—	—	7,125	—

Intangible asset amortization expense*	17,019	5,856	—	—	11,161	—	—

Estimated impact to income taxes related to above adjustments and certain infrequently occurring items	(13,957)	—	—	—	—	—	(13,957)

Depreciation expense	21,298

Stock-based compensation expense	15,709

*	This amount excludes $856 of intangible asset amortization expense included in “Intangible asset amortization charges” above.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

RECONCILIATION OF NON-GAAP ADJUSTMENTS – GAAP NET INCOME TO ADJUSTED EBITDA AND ADJUSTED EBITDA EXCLUDING STOCK BASED COMPENSATION

(UNAUDITED)

(In thousands)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010

GAAP net income	$4,560	$18,807	$27,989	$65,669
Non-GAAP adjustments:

Depreciation and intangible asset amortization expense	12,869	10,504	45,636	38,317

Other (income) expense, net	(378)	(349)	(757)	(1,551)

Interest (income) expense, net	7,751	5,072	27,175	18,131

Income tax expense (benefit)	(4,184)	633	505	16,445

Acquisition-related charges	1,026	425	5,253	2,509

Certain employee termination and related charges	1,859	339	2,705	1,498

Intangible asset impairment charges	—	—	2,648	856

Charges associated with discontinued or withdrawn product lines	262	432	3,926	506

Systems implementation charges	5,236	1,673	17,068	3,462

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	829	872	2,956	1,676

Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility	4,082	—	5,830	—

Charges related to restructuring European entities	—	934	378	1,329

Charges related to extending our former Chief Executive Officer’s employment contract	—	—	8,379	—

Expenses related to our Chief Executive Officer joining the Company	—	2,188	100	2,188

Charges related to the accelerated vesting of stock-based compensation and the minimum annual stock-based compensation award for our former Chief Executive Officer	4,912	—	4,912	—

Total of non-GAAP adjustments	34,264	22,723	126,714	85,366

Adjusted EBITDA	$38,824	$41,530	$154,703	$151,035

Stock-based compensation expense	2,996	4,256	13,514	15,709

Adjusted EBITDA excluding stock-based compensation	$41,820	$45,786	$168,217	$166,744

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

RECONCILIATION OF NON-GAAP ADJUSTMENTS – GAAP NET INCOME TO MEASURES OF ADJUSTED NET INCOME AND ADJUSTED EARNINGS PER SHARE

(UNAUDITED)

(In thousands, except per share amounts)

	September 30,	September 30,	September 30,	September 30,
	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010

GAAP net income	$4,560	$18,807	$27,989	$65,669
Non-GAAP adjustments:

Acquisition-related charges	1,026	425	5,253	2,509

Certain employee termination and related Charges	1,859	339	2,705	1,498

Intangible asset impairment charges	—	—	2,648	856

Charges associated with discontinued or withdrawn product lines	262	432	3,926	506

Systems implementation charges	5,236	1,673	17,068	3,462

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	829	872	2,956	1,676

Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility	4,082	—	5,830	—

Charges related to restructuring European entities	—	934	378	1,329

Charges related to extending our former Chief Executive Officer’s employment contract	—	—	8,379	—

Expenses related to our Chief Executive Officer joining the Company	—	2,188	100	2,188

Charges related to the accelerated vesting of stock-based compensation and the minimum annual stock-based compensation award for our former Chief Executive Officer	4,912	—	4,912	—

Expenses related to the refinancing of our senior credit facility	—	—	790	—

Non-cash amortization of imputed interest for convertible debt	3,472	1,606	10,521	7,125

Intangible asset amortization expense	7,003	4,200	21,979	17,019

Income tax expense related to above adjustments and certain infrequently occurring items	(12,643)	(7,483)	(33,244)	(13,957)

Total of non-GAAP adjustments	16,038	5,186	54,201	24,211

Adjusted net income	$20,598	$23,993	$82,190	$89,880

Adjusted diluted net income per share	$0.72	$0.80	$2.79	$2.97

Weighted average common shares outstanding for diluted net income per share	28,434	29,935	29,495	30,149

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

CONDENSED BALANCE SHEET DATA

(UNAUDITED)

(In thousands)

	September 30,	September 30,
	December 31,	December 31,
	2011	2010

Cash and cash equivalents	$100,808	$128,763
Accounts receivable, net	118,129	106,005
Inventory, net	171,261	146,928

Term loan	—	148,126
Bank line of credit	179,688	100,000
Convertible securities	352,576	155,154

Stockholders’ equity	492,638	499,963

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

RECONCILIATION OF NON-GAAP ADJUSTMENTS – GUIDANCE

(In thousands, except per share amounts)

	September 30,	September 30,
	Projected Year Ended
	December 31, 2012
	Low	High
GAAP net income	$44,920	$48,620

Non-GAAP adjustments:

Acquisition-related charges	7,380	7,380

Certain employee termination and related charges	860	860

Systems implementation charges	11,910	11,910

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	4,490	4,490

Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility	1,500	1,500

Non-cash amortization of imputed interest for convertible debt	10,030	10,030

Intangible asset amortization expense	25,380	25,380

Income tax expense related to above adjustments and certain infrequently occurring items	(23,270)	(23,270)

Total of non-GAAP adjustments	38,280	38,280

Adjusted net income	$83,200	$86,900

GAAP diluted net income per share	$1.58	$1.71

Non-GAAP adjustments detailed above (per share)	$1.35	$1.35

Adjusted diluted net income per share	$2.93	$3.06

Weighted average common shares outstanding for diluted net income per share	28,400	28,400

Items included in GAAP net income guidance and location where each item is expected to be recorded

(In thousands)

Projected Year Ended December 31, 2012
Item	Total Amount	COPR	R&D	SG&A	Amort.	Interest Exp(Inc)	Other Exp(Inc)	Tax
Acquisition-related charges	$7,380	$4,980	$—	$2,400	$—	$—	$—	$—

Certain employee termination and related charges	860	—	—	860	—	—	—	—

Systems implementation charges	11,910	—	—	11,910	—	—	—	—

Facility consolidation, acquisition integration, manufacturing and distribution transfer charges	4,490	3,810	—	680	—	—	—	—

Expenses associated with remediation and related unplanned idle time and underutilization at our Plainsboro, New Jersey manufacturing facility	1,500	1,500	—	—	—	—	—	—

Non-cash amortization of imputed interest for convertible debt	10,030	—	—	—	—	10,030	—	—

Intangible asset amortization expense	25,380	6,890	—	—	18,490	—	—	—

Income tax expense related to above adjustments, quarterly adjustments to income tax expense related to the cumulative impact of changes in estimated tax rates and certain infrequently occurring items that affected the reported tax rate	(23,270)	—	—	—	—	—	—	(23,270)

Source: Integra LifeSciences Holdings Corporation